Exhibit 10.2I

                                    GUARANTY

KNOW ALL MEN BY THESE PRESENTS:

FOR VALUE RECEIVED this 7th day of August, 2000, MICHAEL MITCHELL, M.D., an individual residing 3 Tennis Court Road, Mahopac, New York 10541, hereby unconditionally and irrevocably jointly and severally guarantees to QUINTEL COMMUNICATIONS, INC. a Delaware corporation with its address at One Blue Hill Plaza, Pearl River, New York 10965 and its successors and assigns ("Lender") the following (collectively, the "Obligations"):

The timely and full payment and repayment of the obligations of LCS GOLF, INC. a Delaware corporation ("Borrower") of which Guarantor is a shareholder, officer and director, under that certain promissory note dated February 16, 2000 made by Borrower to Lender in the original principal amount of $500,000.00 (the "LCS Note") evidencing the loan made by Lender to Borrower pursuant to a Loan Agreement (the "Loan Agreement") between Lender and Borrower dated February 16, 2000 (collectively the LCS Note and the Loan Agreement are referred to as the "Obligation Documents"; it being acknowledged that Guarantor has heretofore made payment of $50,000.00 to Lender on account of the Obligations), and including, without limitation, up to $250,000.00 of the entire principal balance of the LCS Note and any and all accrued and unpaid interest at any default or involuntary rates provided for in the LCS Note ("Default Rates"), late charges and any other amounts as may be provided in the LCS Note; and all costs and expenses of, and advances made by Lender (including, without limitation, attorneys' fee and disbursements) in enforcing the Obligations and Borrower's and Guarantor's obligations thereunder and hereunder, together with interest thereon at applicable Default Rates, provided that the Guarantor's maximum liability under this Guaranty shall not exceed $250,000.00 (except for the costs of collection referred to below in the event of Guarantor's non-payment.)

The obligations of Guarantor hereunder are and shall be absolute under any and all circumstances without regard to the validity, regularity or enforceability of the Loan Agreement, the LCS Note or any other of the Obligation Documents or the Guarantor's Note. The obligations of the Guarantor hereunder are primary, direct, unconditional and completely independent of the obligations of Borrower. A separate cause of action or separate causes of action may be brought and prosecuted against Guarantor without the necessity of joining, or previously proceeding or exhausting any other remedy against, Borrower, or any other person who might have become liable for the indebtedness by assumption thereof or otherwise, or of realizing upon any security then held by Lender. Guarantor hereby specifically waives any and all defenses of any and every kind (including, without limitation, substantive, procedural and jurisdictional defenses) to any action or proceeding brought to enforce this Guaranty or any part of this Guaranty either at law or in equity, except the single defense that all the Obligations have actually been paid and performed. Lender shall not be required to give notice to Guarantor of any failure or omission on the part of Borrower to meet any payments sooner than at the time payment hereunder is demanded, and Guarantor expressly waives any other notice, diligence, presentment, demand for payment and protest.

This instrument is to be construed as a continuing, binding, absolute and unconditional guaranty that shall remain in full force and effect as written from and after the date hereof until the earlier of (i) actual payment and performance of the Obligations in full, both principal and interest, and all sums and obligations due under the Obligation Documents and (ii) payment by Guarantor of $250,000.00 on account of the Obligations. Guarantor shall also pay all reasonable attorneys' fees and disbursements and other costs and expenses incurred by Lender if Lender resorts to the courts or otherwise requires the services of an attorney to enforce this Guaranty.

If claim is ever made upon Lender for repayment or recovery of any amounts received by Lender in payment of any of the indebtedness evidenced and secured by the Obligation Documents and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property, or (b) any settlement or compromise of such claim effected by Lender with any such

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claimant (including, without limitation, Borrower), then, in such event,
Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation, termination or return thereof or the cancellation of any of the Obligation Documents, and Guarantor shall be and remain obligated to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

This Guaranty shall be construed in accordance with the laws of the State of New York without reference to principles of conflict of laws (including, without limitation, the laws of any other country). This Guaranty cannot be modified, amended or terminated orally. If any part of this Guaranty shall not be valid under the laws of the State of New York, such part shall be rendered inoperative, but the remainder of this Guaranty shall be enforceable. Guarantor hereby irrevocably agrees that Guarantor is and shall remain subject to, and Guarantor hereby irrevocably submits to personal jurisdiction in all State and Federal courts located in the State and County of New York in any action or proceeding arising out of this Guaranty and Guarantor hereby waives any defense or right to stay or dismiss on the basis of forum non conveniens regarding any action or proceeding brought before said courts. Service of any notice or summons and complaint or other process in any such action or proceeding may be made on Guarantor by U.S. Mail to Guarantor's address first set forth above, Guarantor hereby waiving personal service thereof, or as may otherwise be permitted by law. Guarantor hereby waives the right of trial by jury in any litigation arising hereunder and also waives the right, in such litigation, to interpose counterclaims or setoffs of any kind or description. No delay on the part of Lender in exercising any power or right hereunder or under the Obligation Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall Lender be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any right or remedies which Lender may or will otherwise have.

Wherever the word "Lender" appears, the rights and authority granted Lender shall also inure to the benefit of its successors and assigns (whether such statement follows the word Lender or not), and the agreements contained herein by Guarantor shall also bind the heirs, successors and assigns of Guarantor.

This Guaranty has been delivered to Lender by Guarantor in order to induce Lender to forbear from accelerating the amount due from Borrower under the LCS Note and the Loan Agreement). Upon Lender's receipt of a total of $300,000.00 on account of the amounts due under the LCS Note (inclusive of a $50,000.00 payment made by Guarantor prior to the date hereof), regardless of the source of funds, this Guaranty shall be deemed satisfied in full and released and no longer in force and effect.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.


                                          /s/ Michael Mitchell
                                          ------------------------------
                                          Michael Mitchell

STATE OF NEW YORK: COUNTY OF ________________________: ss:

On the 7th day of August in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael Mitchell, personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                          ------------------------------
                                           Notary Public

Notwithstanding anything to the contrary contained in the foregoing Guaranty,
(i) the maximum liability of the Guarantor thereunder shall not exceed $250,000.00, and (ii) provided that the payments received by Lender in any calendar month on account of the amount due under the LCS Note equal at least $10,000.00, Lender shall forbear from enforcing this Guaranty.

                                    QUINTEL COMMUNICATIONS, INC.


                                    By: /s/Jeffrey Schwartz          CEO
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